ANNUAL REPORT

December 31, 2002

(LOGO)
OAKHURST(R)
[GRAPHIC OMITTED]

Phoenix-Oakhurst Strategic Allocation Fund

(LOGO)
PHOENIX
INVESTMENT PARTNERS,LTD.
A MEMBER OF THE PHOENIX COMPANIES, INC.
[GRAPHIC OMITTED]

MESSAGE FROM THE PRESIDENT


DEAR SHAREHOLDER:


[GRAPHIC OMITTED]


      As a firm, Phoenix Investment Partners has always encouraged investors to take advantage of a variety of styles and strategies to mitigate the pain associated with the type of volatile market that we have experienced over the last three years.

      Stocks recorded their third consecutive down year in 2002, their worst string of declines since the late 1930s. In 2002, there were almost no bright spots. Of the major industry sectors in the S&P 500 Index, 1 NONE registered a positive return. The Nasdaq 2 fell 31%, down an incredible 77% from the peak. The S&P 500 Index, down 22% for the year, has lost fully 46% from its peak in early 2000.

      The U.S. bond market, as represented by the Lehman Brothers Aggregate Bond Index, 3 benefited from the downturn in the equity markets and the uncertain economic and geopolitical outlook, posting a return of 10.26% for the year. Treasuries benefited the most, as investor uncertainty led to a "flight to quality."

      A diversified portfolio can help to offer protection by spreading investment risk across a broad spectrum of investment styles and asset classes. Less overlap or redundancy in a portfolio should translate into lower volatility and greater opportunity to participate in whatever style or asset class is currently in favor. Of course, diversification itself does not guarantee against a loss, and there can be no guarantee that a diversified portfolio will outperform a non-diversified portfolio.

      We recognize that it is important for investors to succeed in reaching their personal financial goals within the context of their risk tolerance and investment horizon. Your financial advisor can show you the benefits of asset allocation to help you shape an investment plan to meet your needs. Investors' biggest challenge is adopting an investing discipline and committing to it. As always, your financial advisor can provide the insight and wisdom to help keep you on track to meet your financial goals. To learn more about the markets and investing, ask your financial advisor to share Phoenix's exclusive "Investing Perspectives" presentation.




                                                           (continued on page 2)

1 THE S&P 500 INDEX MEASURES BROAD STOCK MARKET TOTAL RETURN PERFORMANCE.

2 THE NASDAQ MEASURES TECHNOLOGY-ORIENTED STOCK TOTAL RETURN PERFORMANCE.

3 THE LEHMAN BROTHERS AGGREGATE BOND INDEX MEASURES BROAD FIXED INCOME MARKET
  TOTAL RETURN PERFORMANCE.

  THE INDEXES ARE UNMANAGED, DO NOT REFLECT MANAGEMENT FEES AND ARE NOT AVAILABLE FOR DIRECT INVESTMENT.

--------------------------------------------------------------------------------

Mutual funds are not insured by the FDIC; are not deposits or other obligations of a bank and are not guaranteed by a bank; and are subject to investment risks, including possible loss of the principal invested.

--------------------------------------------------------------------------------

      If you have any questions about your account, please contact your financial advisor or a Phoenix Mutual Fund Services representative at 1-800-243-1574, option 4. To obtain current mutual fund prices and performance information, go to PhoenixInvestments.com and select INDIVIDUAL INVESTORS to enter the "Investor Center." Take advantage of our new Investor Resources, including educational, tax and retirement topics. In addition, E-delivery of fund communications is now available. Once you sign up online, you will receive an email notification when your quarterly account statements, prospectuses and shareholder reports are available on our Web site. By electing this service, you can discontinue the paper mailings.


Sincerely,


/s/  R. McLOUGHLIN

Philip R. McLoughlin
President, Phoenix Funds


DECEMBER 31, 2002

PHOENIX-OAKHURST STRATEGIC ALLOCATION FUND

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM

Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: Phoenix-Oakhurst Strategic Allocation Fund is appropriate for investors seeking long-term capital appreciation, current income, and conservation of capital from a balanced portfolio of stocks, bonds, and cash equivalents.

Q: CAN YOU PROVIDE A BRIEF OVERVIEW OF THE EQUITY MARKETS OVER THE LAST 12
MONTHS?

A: From December 31, 2001 to December 31, 2002, the stock market represented by the large-cap S&P 500 Index 1 had a negative return of 22.10%. It has been another very difficult year for equity investors. We finished the year 2001 with significant rallies in the equity market after the horrendous fall it suffered in the aftermath of September 11. However, as 2002 began, it became apparent that the economy was not recovering as quickly as we had hoped. In addition, the economic downturn gradually unmasked the systemic flaws in corporate America developed through the boom times. The coziness between investment analysts and corporate executives, the negligence of corporate boards and public accountants' conflicts of interest all erupted into a year of corporate scandals. Former giants such as Enron, Global Crossing and WorldCom all filed for bankruptcy amid allegation of management greed and accounting fraud. Against such a backdrop, stocks retreated throughout 2002.

      Recently, stocks have performed better as valuations became more attractive and fear of double dip recession faded. It appears that the S&P 500 Index made its bottom on October 9, 2002. The market then rallied more than 13% by the end of 2002.

      During periods of economy difficulty, it is understandable that market leaders are those engaged in businesses not severely affected by cyclical weakness. Consumer staples and health-care service issues have been the best performers during this 12-month period. On the other hand, utility and telecommunications companies performed poorly due to overcapacity in their respective industries.

Q: CAN YOU PROVIDE US WITH A BRIEF OVERVIEW OF THE BOND MARKET DURING THIS
PERIOD?

A: The U.S. bond market, as represented by the Lehman Brothers Aggregate Bond Index 2, continued to benefit from the downturn in the equity markets and the uncertain economic and geopolitical outlook, posting a return of 10.26% for the year. Treasuries benefited the most, as investor uncertainty led to a "flight to quality." Performance was directly correlated to quality. Investment-grade spread sectors (i.e., non-Treasury securities) continue to benefit from their yield advantage.

      The yield curve continued to steepen as interest rates rose at the middle and long ends of the yield curve, while declining at the short end due to expectations that the Federal Reserve would reduce rates before year-end due to signs that the economic recovery was faltering. On the economic front, the ISM Manufacturing Index remained below 50 for most of the fourth quarter, indicating contraction in the manufacturing sector, consumer confidence fell to a nine-year low and the unemployment rate rose


1 THE S&P 500 INDEX MEASURES BROAD STOCK MARKET TOTAL RETURN PERFORMANCE.

2 THE LEHMAN BROTHERS AGGREGATE BOND INDEX MEASURES BROAD BOND MARKET TOTAL
  RETURN PERFORMANCE.

  THE INDEXES ARE UNMANAGED, DO NOT REFLECT MANAGEMENT FEES AND ARE NOT AVAILABLE FOR DIRECT INVESTMENT.

to 6%. Third-quarter GDP growth was 4%, significantly higher than the second-quarter rate of 1.3%, with consumer spending accounting for three-quarters of the growth rate. However, in a sign that consumer spending may have peaked, retailers had their worst holiday shopping season in 10 years.

Q: HOW DID THE FUND PERFORM IN THIS ENVIRONMENT?

A: The Phoenix-Oakhurst Strategic Allocation Fund Class A shares returned -11.67% and Class B shares earned -12.36% for the fiscal year ended December 31, 2002 compared with a return of -22.10% for the S&P 500 Index and -9.82% for the balanced benchmark index. 1 All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results.

      The equity portion of the Phoenix-Oakhurst Strategic Allocation Fund performed poorly during the past 12 months. As we had anticipated a cyclical recovery in 2002 and held an optimistic view of the equity market, we were overexposed to cyclical stocks and underexposed to more stable earnings stocks. We were also not spared by the widespread corporate scandals of 2002. Our performance suffered because we held a significantly overweighted position in Tyco.

      The fixed-income portion of the portfolio had very strong performance as a result of our quality orientation as well as good sector selection. Our overweighting in high quality commercial mortgage-backed securities was a strong contributor to performance as this was the best performing domestic bond sector. Another positive was our overweighted exposure to taxable municipal issues, another strong performing sector.

Q: HAVE ANY CHANGES TO THE FUND'S ASSET ALLOCATION BEEN MADE?

A: No. As part of our investment philosophy, we do not believe in trying to time the market. Our mandate is to remain approximately 60% invested in equities and 40% in bonds. On the fixed-income side, we maintain a duration equal to our benchmark index.

Q: WHAT IS YOUR OUTLOOK?

A: The S&P 500 Index closed at 879.82 on December 31, 2002. It was trading at
16.9 times First Call consensus earnings estimate of $52 for calendar 2003. Given the low inflation environment we are currently in, we believe this is an attractive multiple. As the economy recovers, the stock market will likely appreciate along with growth of corporate profit.

      On the fixed-income side, we continue to emphasize diversification by sector and within sectors, particularly high yield and investment-grade corporates. Individual security selection remains key. Our experienced team of credit analysts will continue to closely monitor existing holdings. The practice of owning small positions in individual names ("granularity") has served us well; we will continue to follow that strategy. We will also continue to emphasize high quality sectors, such as taxable municipals, commercial mortgage-backed securities, and investment-grade corporates.

                                                                 JANUARY 7, 2003

1 THE BALANCED BENCHMARK INDEX IS MADE UP OF 60% OF THE S&P 500 INDEX, WHICH
  MEASURES STOCK MARKET TOTAL RETURN PERFORMANCE, AND 40% OF THE LEHMAN BROTHERS AGGREGATE BOND INDEX, WHICH MEASURES BOND MARKET TOTAL RETURN PERFORMANCE. THE INDEXES ARE UNMANAGED AND NOT AVAILABLE FOR DIRECT INVESTMENT.

PHOENIX-OAKHURST STRATEGIC ALLOCATION FUND

  AVERAGE ANNUAL TOTAL RETURNS 1                          PERIOD ENDING 12/31/02

                                                                                              INCEPTION       INCEPTION
                                                          1 YEAR     5 YEARS      10 YEARS   TO 12/31/02        DATE
                                                          -------    -------      --------   -----------      ---------
        Class A Shares at NAV 2                           (11.67)%     3.59%        7.18%          --               --
        Class A Shares at POP 3                           (16.75)      2.37         6.54           --               --

        Class B Shares at NAV 2                           (12.36)      2.81           --         7.00%        10/24/94
        Class B Shares with CDSC 4                        (15.81)      2.81           --         7.00         10/24/94

        Balanced Benchmark 6                               (9.82)      3.12         8.96         9.67         10/31/94

        S&P 500 Index 7                                   (22.10)     (0.56)        9.37        10.12         10/24/94

        Lehman Brothers Aggregate Bond Index 8             10.26       7.55         7.51         8.49         10/31/94

1 Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.

2 "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.

3 "POP" (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.

4 CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period.

5 This chart illustrates POP returns on Class A shares for ten years. Returns on Class B shares will vary due to differing sales charges.

6 The  Balanced  Benchmark  is a  composite  index made up of 60% of the S&P 500
  Index return and 40% of the Lehman Brothers Aggregate Bond Index return. The Index's performance does not reflect sales charge.

7 The S&P 500 Index is an unmanaged, commonly used measure of stock market total return performance and is provided for general comparative purpose. The Index's performance does not reflect sales charges.

8 The Lehman Brothers Aggregate Bond Index is an unmanaged, commonly used measure of broad bond market total return performance and is provided for general comparative purposes. The index's performance does not reflect sales charges.

  All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

GROWTH OF $10,000                                           PERIODS ENDING 12/31

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                  Phoenix-Oakhurst
              Strategic Allocation Fund                                                          Lehman Brothers
                      Class A 5                 Balanced Benchmark 6     S&P 500 Index 7      Aggregate Bond Index 8
12/31/92              $9,425.00                     $10,000.00             $10,000.00               $10,000.00
12/31/93             $10,414.02                     $10,994.18             $11,000.01               $10,975.07
12/30/94             $10,179.05                     $10,958.50             $11,145.54               $10,654.99
12/29/95             $12,035.17                     $14,204.77             $15,325.93               $12,623.91
12/31/96             $13,092.33                     $16,354.85             $18,888.86               $13,082.20
12/31/97             $15,800.03                     $20,218.08             $25,193.12               $14,344.99
12/31/98             $19,020.81                     $24,481.22             $32,437.78               $15,591.11
12/31/99             $21,107.69                     $27,430.94             $39,293.54               $15,462.47
12/31/00             $21,020.64                     $27,151.15             $35,683.59               $17,260.17
12/31/01             $21,340.24                     $26,145.39             $31,446.22               $18,717.54
12/31/02             $18,849.42                     $23,578.41             $24,496.48               $20,638.10

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 12/31/92 in Class A shares and reflects the maximum sales charge of 5.75% on the initial investment. Performance assumes dividends and capital gains are reinvested. The performance of other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges.


SECTOR WEIGHTINGS                              12/31/02


As a percentage of equity holdings

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Financials                  21%

Health-Care                 16

Industrials                 16

Information Technology      12

Consumer Discretionary       8

Energy                       8

Consumer Staples             6

Other                       13


                        See Notes to Financial Statements

PHOENIX-OAKHURST STRATEGIC ALLOCATION FUND

                    TEN LARGEST HOLDINGS AT DECEMBER 31, 2002
                     (AS A PERCENTAGE OF TOTAL NET ASSETS)

 1. Microsoft Corp.                                                         2.1%
    DEVELOPER OF SOFTWARE FOR MICROCOMPUTERS
 2. Bank of America Corp.                                                   2.0%
    COMMERCIAL BANK BASED IN NORTH CAROLINA
 3. American International Group, Inc.                                      1.7%
    INTERNATIONAL INSURANCE HOLDING COMPANY
 4. Pfizer, Inc.                                                            1.6%
    HEALTH-CARE AND CONSUMER PRODUCTS PRODUCER
 5. Wells Fargo & Co.                                                       1.6%
    COMMERCIAL BANK


 6. International Business Machines Corp.                                   1.5%
    MANUFACTURES AND MARKETS BUSINESS MACHINES
 7. United Technologies Corp.                                               1.4%
    MANUFACTURER OF AEROSPACE-RELATED PRODUCTS
 8. General Electric Co.                                                    1.4%
    CONSUMER AND INDUSTRIAL PRODUCTS PRODUCER
 9. Baxter International, Inc.                                              1.3%
    MANUFACTURES AND DISTRIBUTES HOSPITAL-RELATED PRODUCTS
10. Anadarko Petroleum Corp.                                                1.3%
    OIL AND GAS EXPLORATION COMPANY

                        INVESTMENTS AT DECEMBER 31, 2002


                                             STANDARD
                                             & POOR'S    PAR
                                               RATING   VALUE
                                            (Unaudited) (000)        VALUE
                                            ----------- ------   ------------
AGENCY MORTGAGE-BACKED SECURITIES--2.4%
Fannie Mae 6%, 12/1/32 ......................    AAA    $2,000   $  2,070,626
GNMA 6.50%, 6/15/28 .........................    AAA       253        266,153
GNMA 6.50%, 11/15/31 ........................    AAA       722        758,624
GNMA 6.50%, 2/15/32 .........................    AAA       765        803,167
GNMA 6.50%, 4/15/32 .........................    AAA       889        934,152
-----------------------------------------------------------------------------
TOTAL AGENCY MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $4,696,312)                                         4,832,722
-----------------------------------------------------------------------------

AGENCY NON MORTGAGE-BACKED
SECURITIES--0.5%
Freddie Mac 5.125%, 7/15/12 .................    Aaa(c)    930        989,832
-----------------------------------------------------------------------------
TOTAL AGENCY NON MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $927,591)                                            989,832
-----------------------------------------------------------------------------

MUNICIPAL BONDS--4.2%

CALIFORNIA--0.5%
Long Beach Pension Obligation Taxable
Prerefunded 6.87%, 9/1/06 ...................    AAA       685        780,619

Long Beach Pension Obligation Taxable
Unrefunded 6.87%, 9/1/06 ....................    AAA       220        250,710
                                                                 ------------
                                                                    1,031,329
                                                                 ------------
FLORIDA--3.4%
Miami Beach Special Obligation Revenue
Taxable 8.60%, 9/1/21 .......................    AAA     3,600      4,081,320

                                             STANDARD
                                             & POOR'S    PAR
                                               RATING   VALUE
                                            (Unaudited) (000)        VALUE
                                            ----------- ------   ------------
FLORIDA--CONTINUED
Tampa Solid Waste System Revenue
Taxable Series A 6.23%, 10/1/05 .............    AAA    $1,800   $  1,922,940

University of Miami Exchangeable Revenue
Taxable Series A 7.65%, 4/1/20(e) ...........    AAA       595        647,729
                                                                 ------------
                                                                    6,651,989
                                                                 ------------
NEW YORK--0.3%
New York State Environmental Facilities
Corp. 6.70%, 3/15/08 ........................    AAA       600        686,742
-----------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
(IDENTIFIED COST $7,826,433)                                        8,370,060
-----------------------------------------------------------------------------

ASSET-BACKED SECURITIES--3.3%
ANRC Auto Owner Trust 01-A, A4
4.32%, 6/16/08 ..............................    AAA     1,600      1,665,616

Capital Auto Receivables Asset Trust 02-3,
A2A 3.05%, 9/15/05 ..........................    AAA     1,000      1,019,863

Capital Auto Receivables Asset Trust 02-3,
A3 3.58%, 10/16/06 ..........................    AAA     1,000      1,026,250

Irwin Home Equity 01-2, 2A4
5.68%, 2/25/16 ..............................    AAA       750        770,274

WFS Financial Owner Trust 00-D, A3
6.83%, 7/20/05 ..............................    AAA       734        743,568

                        See Notes to Financial Statements

PHOENIX-OAKHURST STRATEGIC ALLOCATION FUND

                                             STANDARD
                                             & POOR'S    PAR
                                               RATING   VALUE
                                            (Unaudited) (000)        VALUE
                                            ----------- ------   ------------
Whole Auto Loan Trust 02-1, B
2.91%, 4/15/09 ..............................    A      $  500   $    505,234

World Omni Auto Receivables Trust 02-A,
A4 4.05%, 7/15/09 ...........................    AAA       750        783,136
-----------------------------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES
(IDENTIFIED COST $6,384,168)                                        6,513,941
-----------------------------------------------------------------------------

CORPORATE BONDS--6.3%

AGRICULTURAL PRODUCTS--0.3%
Corn Products  International, Inc.
8.25%, 7/15/07 ..............................    BBB-      500        505,000

AIRLINES--0.3%
Northwest Airlines Corp. 00-1
8.072%, 10/1/19 .............................    AAA       296        320,578

US Airways Group, Inc. 98-1 Pass-Through
Trust 6.85%, 1/30/18 ........................    BBB+      432        340,461
                                                                 ------------
                                                                      661,039
                                                                 ------------
CASINOS & GAMING--0.2%
Harrahs Operating Co., Inc.
7.50%, 1/15/09 ..............................    BBB-      250        279,427

MGM Mirage, Inc. 9.75%, 6/1/07 ..............    BB+       100        110,500
                                                                 ------------
                                                                      389,927
                                                                 ------------
CONSUMER FINANCE--0.5%
Ford Motor Credit Corp. 7.25%, 10/25/11 .....    BBB       500        485,838

General Motors Acceptance Corp.
6.875%, 8/28/12 .............................    BBB       500        492,875
                                                                 ------------
                                                                      978,713
                                                                 ------------
DIVERSIFIED FINANCIAL SERVICES--1.2%
General Electric Capital Corp. Series
MTNA 6%, 6/15/12 ............................    AAA     1,000      1,079,675

Janus Capital Group, Inc. 7.75%, 6/15/09 ....    BBB+      750        790,950

Pemex Project Funding Master Trust
9.125%, 10/13/10 ............................    BBB-      500        572,500
                                                                 ------------
                                                                    2,443,125
                                                                 ------------
ENVIRONMENTAL SERVICES--0.3%
Allied Waste Industries 7.875%, 3/15/05 .....    BB-       500        498,000

GAS UTILITIES--0.4%
Amerigas Partners/Eagle Finance Series B
8.875%, 5/20/11 .............................    BB-       750        783,750

                                             STANDARD
                                             & POOR'S    PAR
                                               RATING   VALUE
                                            (Unaudited) (000)        VALUE
                                            ----------- ------   ------------
HEALTH CARE DISTRIBUTORS & SERVICES--0.3%
AmerisourceBergen Corp. 8.125%, 9/1/08 ......    BB-    $  565   $    604,550

HEALTH CARE FACILITIES--0.3%
Manor Care, Inc. 7.50%, 6/15/06 .............    BBB       500        519,309

HOMEBUILDING--0.3%
Lennar Corp. 7.625%, 3/1/09 .................    BB+       500        517,500

INDUSTRIAL MACHINERY--0.5%
ITW Cupids Financial Trust I 144A
6.55%, 12/31/11(d) ..........................    AA-     1,000      1,090,208

INSURANCE BROKERS--0.1%
Willis Corroon Corp. 9%, 2/1/09 .............    BB-       210        222,600

INTEGRATED OIL & GAS--0.4%
ChevronTexaco Capital Co. 3.50%, 9/17/07 ....    AA        500        508,974
Conoco Funding Co. 5.45%, 10/15/06 ..........    A-        250        271,150
                                                                 ------------
                                                                      780,124
                                                                 ------------
INTEGRATED TELECOMMUNICATION SERVICES--0.4%
Verizon Global Funding Corp.
7.375%, 9/1/12 ..............................    A+        750        862,904

OIL & GAS EXPLORATION & PRODUCTION--0.1%
Chesapeake Energy Corp.
8.375%, 11/1/08 .............................    B+        250        260,000

PACKAGED FOODS & MEATS--0.3%
Campbell Soup Co. 5%, 12/3/12 ...............    A         500        510,558

RAILROADS--0.3%
Union Pacific Corp. 6.50%, 4/15/12 ..........    BBB       500        561,786

WIRELESS TELECOMMUNICATION SERVICES--0.1%
AT&T Wireless Services, Inc. 7.35%,
3/1/06 ......................................    BBB       250        252,500
-----------------------------------------------------------------------------
TOTAL CORPORATE BONDS
(IDENTIFIED COST $11,937,781)                                      12,441,593
-----------------------------------------------------------------------------

NON-AGENCY MORTGAGE-BACKED
SECURITIES--9.5%
Advanta Mortgage Loan Trust 00-2, A3
7.76%, 5/25/18 ..............................    AAA       850        868,345

CS First Boston Mortgage Securities Corp.
97-C2, A3 6.55%, 1/17/35 ....................    AAA     2,750      3,087,796

DLJ Commercial Mortgage Corp. 98-CF2,
A1B 6.24%, 11/12/31 .........................    Aaa(c)  2,550      2,849,337

                        See Notes to Financial Statements

PHOENIX-OAKHURST STRATEGIC ALLOCATION FUND

                                             STANDARD
                                             & POOR'S    PAR
                                               RATING   VALUE
                                            (Unaudited) (000)        VALUE
                                            ----------- ------   ------------
First Horizon Asset Securities, Inc. 01-5,
A3 6.75%, 8/25/31 ...........................    AAA    $1,750   $  1,812,617

G.E. Capital Mortgage Services, Inc. 96-8,
1M 7.25%, 5/25/26 ...........................    AA        159        158,682

GMAC Commercial Mortgage Securities,
Inc. 97-C2, A3 6.566%, 4/15/29 ..............    Aaa(c)    750        825,893

JP Morgan Chase Commercial Mortgage
Securities Corp. 01-CIBC, A3
6.26%, 3/15/33 ..............................    AAA     2,250      2,518,425

Lehman Brothers Commercial Conduit
Mortgage Trust 98-C4, A1B
6.21%, 10/15/35 .............................    AAA     2,000      2,223,570

Lehman Large Loan 97-LLI, B
6.95%, 3/12/07 ..............................    AA+       725        811,222

Nationslink Funding Corp. 96-1, B
7.69%, 12/20/05 .............................    AAA       325        350,594

Prudential Home Mortgage Securities
94-A, 3B3 6.582%, 4/28/24(e) ................    AAA(c)    771        784,924

Residential Funding Mortgage Securities I
96-S4, M1 7.25%, 2/25/26 ....................    AAA       104        104,264

Washington Mutual Bank 99-WM3, 2A5
7.50%, 11/19/29 .............................    Aaa(c)  2,400      2,480,400
-----------------------------------------------------------------------------
TOTAL NON-AGENCY MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $17,255,129)               .                      18,876,069
-----------------------------------------------------------------------------

FOREIGN GOVERNMENT SECURITIES--7.8%

BELIZE--0.3%
Government of Belize 9.50%, 8/15/12 .........    B+        500        496,250

BRAZIL--0.2%
Federal Republic of Brazil C Bond
8%, 4/15/14 .................................    B+        616        407,905

BULGARIA--0.3%
Republic of Bulgaria 144A
8.25%, 1/15/15(d) ...........................    BB        415        454,944

Republic of Bulgaria RegS 8.25%, 1/15/15 ....    BB         85         93,181
                                                                 ------------
                                                                      548,125
                                                                 ------------
CHILE--0.2%
Republic of Chile 7.125%, 1/11/12 ...........    A-        400        449,640

                                             STANDARD
                                             & POOR'S    PAR
                                               RATING   VALUE
                                            (Unaudited) (000)        VALUE
                                            ----------- ------   ------------
COLOMBIA--0.1%
Republic of Colombia 10%, 1/23/12 ...........    BB     $  250   $    253,125

COSTA RICA--0.6%
Republic of Costa Rica 144A
9.335%, 5/15/09(d) ..........................    BB      1,190      1,273,300

EL SALVADOR--0.4%
Republic of El Salvador 144A
9.50%, 8/15/06(d) ...........................    BB+       675        776,250

MEXICO--3.2%
United Mexican States 7.50%, 1/14/12 ........    BBB-    3,000      3,213,750
United Mexican States 8.125%, 12/30/19 ......    BBB-    2,875      3,033,125
                                                                 ------------
                                                                    6,246,875
                                                                 ------------
NORWAY--1.0%
Norway T-Bill Series SS75 0%, 3/19/03 .......    Aaa(c) 14,000(f)   1,995,799

PANAMA--0.3%
Republic of Panama 8.25%, 4/22/08 ...........    BB        500        520,000

POLAND--0.4%
Republic of Poland Bearer PDI Series B
7%, 10/27/14(e) .............................    BBB+      787        800,877

RUSSIA--0.8%
Russian Federation 144A
8.25%, 3/31/10(d) ...........................    BB        500        530,625

Russian Federation RegS 5%, 3/31/30(e) ......    BB      1,250        995,313
                                                                 ------------
                                                                    1,525,938
                                                                 ------------
VENEZUELA--0.0%
Republic of Venezuela DCB Series DL
2.313%, 12/18/07 ............................    CCC+      119         91,813
-----------------------------------------------------------------------------
TOTAL FOREIGN GOVERNMENT SECURITIES
(IDENTIFIED COST $14,265,481)                                      15,385,897
-----------------------------------------------------------------------------

FOREIGN CORPORATE BONDS--2.4%

CANADA--0.4%
Bowater Canada Finance 7.95%, 11/15/11 ......    BBB-      750        792,498

CAYMAN ISLANDS--0.1%
Triton Energy Ltd. 8.875%, 10/1/07 ..........    BBB       250        278,750

CHILE--0.2%
Petropower I Funding Trust 144A
7.36%, 2/15/14(d) ...........................    BBB       405        357,189

MALAYSIA--1.1%
Petronas Capital Ltd. 144A 7%, 5/22/12(d) ...    BBB+    2,000      2,202,500

                        See Notes to Financial Statements

PHOENIX-OAKHURST STRATEGIC ALLOCATION FUND

                                             STANDARD
                                             & POOR'S    PAR
                                               RATING   VALUE
                                            (Unaudited) (000)        VALUE
                                            ----------- ------   ------------
NETHERLANDS--0.3%
Deutsche Telekom International Finance DT
8.50%, 6/15/10(e) ...........................    BBB+   $  500   $    575,867

SWEDEN--0.3%
Nordea Bank Sweden AB 144A
5.25%, 11/30/12(d) ..........................    A         500        514,190
-----------------------------------------------------------------------------
TOTAL FOREIGN CORPORATE BONDS
(IDENTIFIED COST $4,614,314)                                        4,720,994
-----------------------------------------------------------------------------

TARGETED RETURN INDEX SECURITIES--0.7%
Lehman Brothers Targeted Return Index
Securities Trust Series 5-2002 144A
5.896%, 1/25/07(d),(e) ......................    A(c)      687        736,313

Lehman Brothers Targeted Return Index
Securities Trust 10-02 144A
6.921%, 1/15/12(d),(e) ......................    A(c)      657        733,567
-----------------------------------------------------------------------------
TOTAL TARGETED RETURN INDEX SECURITIES
(IDENTIFIED COST $1,349,151)                                        1,469,880
-----------------------------------------------------------------------------

                                                        SHARES       VALUE
                                                        ------   ------------
COMMON STOCKS--52.1%

AEROSPACE & DEFENSE--3.1%
General Dynamics Corp. ......................           28,000      2,222,360
L-3 Communications Holdings, Inc.(b) ........           24,500      1,100,295
United Technologies Corp. ...................           45,600      2,824,464
                                                                 ------------
                                                                    6,147,119
                                                                 ------------
AIR FREIGHT & COURIERS--0.8%
FedEx Corp. .................................           29,100      1,577,802

BANKS--5.0%
Bank of America Corp. .......................           57,400      3,993,318
Bank of New York Co., Inc. (The) ............           47,700      1,142,892
FleetBoston Financial Corp. .................           15,500        376,650
U.S. Bancorp ................................           64,700      1,372,934
Wells Fargo & Co. ...........................           65,900      3,088,733
                                                                 ------------
                                                                    9,974,527
                                                                 ------------
BROADCASTING & CABLE TV--1.4%
Clear Channel Communications, Inc.(b) .......           59,900      2,233,671
Liberty Media Corp. Class A(b) ..............           69,500        621,330
                                                                 ------------
                                                                    2,855,001
                                                                 ------------

                                                        SHARES       VALUE
                                                        ------   ------------
COMPUTER & ELECTRONICS RETAIL--0.7%
Best Buy Co., Inc.(b) .......................           24,900   $    601,335
RadioShack Corp. ............................           41,400        775,836
                                                                 ------------
                                                                    1,377,171
                                                                 ------------
COMPUTER HARDWARE--1.5%
International Business Machines Corp. .......           38,600      2,991,500

DATA PROCESSING SERVICES--1.6%
BISYS Group, Inc. (The)(b) ..................           92,200      1,465,980
Fiserv, Inc.(b) .............................           52,000      1,765,400
                                                                 ------------
                                                                    3,231,380
                                                                 ------------
DIVERSIFIED CHEMICALS--1.5%
Dow Chemical Co. (The) ......................           40,800      1,211,760
Du Pont (E.I.) de Nemours & Co. .............           41,700      1,768,080
                                                                 ------------
                                                                    2,979,840
                                                                 ------------
DIVERSIFIED COMMERCIAL SERVICES--0.9%
ARAMARK Corp. Class B(b) ....................           26,200        615,700
Cendant Corp.(b) ............................          118,700      1,243,976
                                                                 ------------
                                                                    1,859,676
                                                                 ------------
DIVERSIFIED FINANCIAL SERVICES--3.9%
Citigroup, Inc. .............................           70,500      2,480,895
Freddie Mac .................................           22,600      1,334,530
J.P. Morgan Chase & Co. .....................           73,600      1,766,400
Morgan Stanley ..............................           56,100      2,239,512
                                                                 ------------
                                                                    7,821,337
                                                                 ------------
ELECTRIC UTILITIES--1.4%
Dominion Resources, Inc. ....................           36,100      1,981,890
Progress Energy, Inc. .......................           20,300        880,005
                                                                 ------------
                                                                    2,861,895
                                                                 ------------
FOOD RETAIL--0.3%
Safeway, Inc.(b) ............................           25,600        598,016

GENERAL MERCHANDISE STORES--0.8%
Wal-Mart Stores, Inc. .......................           30,300      1,530,453

HEALTH CARE DISTRIBUTORS & SERVICES--1.5%
McKesson Corp. ..............................           77,000      2,081,310
Omnicare, Inc. ..............................           33,500        798,305
                                                                 ------------
                                                                    2,879,615
                                                                 ------------
HEALTH CARE EQUIPMENT--2.1%
Bard (C.R.), Inc. ...........................           25,400      1,473,200
Baxter International, Inc. ..................           94,700      2,651,600
                                                                 ------------
                                                                    4,124,800
                                                                 ------------

                        See Notes to Financial Statements

PHOENIX-OAKHURST STRATEGIC ALLOCATION FUND


                                                        SHARES       VALUE
                                                        ------   ------------
HEALTH CARE FACILITIES--0.4%
HCA, Inc. ...................................           20,700   $    859,050

HOUSEHOLD PRODUCTS--1.2%
Procter & Gamble Co. (The) ..................           27,700      2,380,538

INDUSTRIAL CONGLOMERATES--1.4%
General Electric Co. ........................           111,500     2,715,025

INDUSTRIAL GASES--0.6%
Air Products and Chemicals, Inc. ............           28,300      1,209,825

INDUSTRIAL MACHINERY--0.5%
Danaher Corp. ...............................           13,800        906,660

INTEGRATED OIL & GAS--1.2%
Exxon Mobil Corp. ...........................           68,300      2,386,402

INTEGRATED TELECOMMUNICATION SERVICES--1.3%
SBC Communications, Inc. ....................           42,900      1,163,019
Verizon Communications, Inc. ................           36,800      1,426,000
                                                                 ------------
                                                                    2,589,019
                                                                 ------------
LIFE & HEALTH INSURANCE--0.7%
MetLife, Inc. ...............................           49,700      1,343,888

MANAGED HEALTH CARE--0.8%
Caremark Rx, Inc.(b) ........................           57,300        931,125
First Health Group Corp.(b) .................           28,500        693,975
                                                                 ------------
                                                                    1,625,100
                                                                 ------------
MOVIES & ENTERTAINMENT--1.6%
AOL Time Warner, Inc.(b) ....................           54,400        712,640
Viacom, Inc. Class B(b) .....................           59,300      2,417,068
                                                                 ------------
                                                                    3,129,708
                                                                 ------------
MULTI-LINE INSURANCE--1.7%
American International Group, Inc. ..........           58,800      3,401,580

NETWORKING EQUIPMENT--1.3%
Cisco Systems, Inc.(b) ......................          191,200      2,504,720

OFFICE SERVICES & SUPPLIES--0.3%
Miller (Herman), Inc. .......................           35,000        644,000

OIL & GAS DRILLING--0.1%
Transocean, Inc. ............................            6,700        155,440

OIL & GAS EQUIPMENT & SERVICES--0.4%
Baker Hughes, Inc. ..........................           15,100        486,069
Schlumberger Ltd. ...........................            7,900        332,511
                                                                 ------------
                                                                      818,580
                                                                 ------------

                                                        SHARES       VALUE
                                                        ------   ------------
OIL & GAS EXPLORATION & PRODUCTION--2.5%
Anadarko Petroleum Corp. ....................           53,800   $  2,577,020
Burlington Resources, Inc. ..................           21,100        899,915
Kerr-McGee Corp. ............................           27,600      1,222,680
Ocean Energy, Inc. ..........................           15,600        311,532
                                                                 ------------
                                                                    5,011,147
                                                                 ------------

PACKAGED FOODS & MEATS--0.4%
Dean Foods Co.(b) ...........................           22,500        834,750

PAPER PRODUCTS--0.8%
Bowater, Inc. ...............................           18,000        755,100
International Paper Co. .....................           21,500        751,855
                                                                 ------------
                                                                    1,506,955
                                                                 ------------
PHARMACEUTICALS--4.0%
Johnson & Johnson ...........................           44,600      2,395,466
Merck & Co., Inc. ...........................           29,700      1,681,317
Mylan Laboratories, Inc. ....................           21,200        739,880
Pfizer, Inc. ................................           102,100     3,121,197
                                                                 ------------
                                                                    7,937,860
                                                                 ------------
PROPERTY & CASUALTY INSURANCE--0.1%
Travelers Property Casualty Corp. Class A(b)             3,045         44,609
Travelers Property Casualty Corp. Class B(b)             6,257         91,665
                                                                 ------------
                                                                      136,274
                                                                 ------------
SEMICONDUCTOR EQUIPMENT--0.6%
Applied Materials, Inc.(b) ..................           36,900        480,807
Lam Research Corp.(b) .......................           33,200        358,560
Teradyne, Inc.(b) ...........................           22,900        297,929
                                                                 ------------
                                                                    1,137,296
                                                                 ------------
SEMICONDUCTORS--0.4%
Fairchild Semiconductor International, Inc.
  Class A (b) ...............................           24,500        262,395
Intel Corp. .................................           29,900        465,543
                                                                 ------------
                                                                      727,938
                                                                 ------------
SOFT DRINKS--1.2%
Coca-Cola Co. (The) .........................           53,700      2,353,134

SYSTEMS SOFTWARE--2.1%
Microsoft Corp.(b) ..........................           80,900      4,182,530
-----------------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $104,492,804)                                    103,307,551
-----------------------------------------------------------------------------

                        See Notes to Financial Statements

PHOENIX-OAKHURST STRATEGIC ALLOCATION FUND


                                                        SHARES       VALUE
                                                        ------   ------------
FOREIGN COMMON STOCKS--0.8%

IT CONSULTING & SERVICES--0.8%
Accenture Ltd. Class A (Bermuda)(b) .........           89,600   $  1,611,904
-----------------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $1,382,572)                                        1,611,904
-----------------------------------------------------------------------------

EXCHANGE TRADED FUNDS--1.2%
SPDR Trust Series I .........................           26,400      2,329,272
-----------------------------------------------------------------------------
TOTAL EXCHANGE TRADED FUNDS
(IDENTIFIED COST $3,468,207)                                        2,329,272
-----------------------------------------------------------------------------
TOTAL LONG TERM INVESTMENTS--91.2%
(IDENTIFIED COST $178,599,943)                                    180,849,715
-----------------------------------------------------------------------------

                                             STANDARD
                                             & POOR'S    PAR
                                               RATING   VALUE
                                            (Unaudited) (000)        VALUE
                                            ----------- ------   ------------
SHORT-TERM OBLIGATIONS--8.5%

COMMERCIAL PAPER--8.5%
Corporate Asset Funding Co.
1.25%, 1/2/03 ...............................    A-1+   $1,180   $  1,179,565

Corporate Asset Funding Co.
1.25%, 1/2/03 ...............................    A-1+    1,220      1,220,351

UBS Finance (DE), Inc. 1.25%, 1/7/03 ........    A-1+    2,500      2,499,479
Koch Industries, Inc. 1.33%, 1/9/03 .........    A-1+    2,000      1,999,409
ABSC Capital Corp. 1.55%, 1/10/03 ...........    A-1     1,660      1,659,357
ABSC Capital Corp. 1.39%, 1/13/03 ...........    A-1     1,000        999,537
Schering Corp. 1.32%, 1/13/03 ...............    A-1+    3,000      2,998,680

Wisconsin Electric Power Co.
1.32%, 1/29/03 ..............................    A-1     2,000      1,997,947

Harley-Davidson Funding Corp.
1.31%, 1/31/03 ..............................    A-1     1,300      1,298,581

Govco, Inc. 1.33%, 3/5/03 ...................    A-1+      925        922,849
-----------------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $16,775,753)                                      16,775,755
-----------------------------------------------------------------------------

TOTAL INVESTMENTS--99.7%
(IDENTIFIED COST $195,375,696)                                    197,625,470(a)

Other assets and liabilities, net--0.3%                               622,724
                                                                 ------------
NET ASSETS--100.0%                                               $198,248,194
                                                                 ============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $13,899,714 and gross depreciation of $12,171,799 for federal income tax purposes. At December 31, 2002, the aggregate cost of securities for federal income tax purposes was $195,897,555.

(b) Non-income producing.

(c) As rated by Moody's or Fitch.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2002, these securities amounted to a value of $8,669,086 or 4.4% of net assets.

(e) Variable or step coupon security; interest rate shown reflects the rate currently in effect.

(f) Par value represents Norwegian Krone.

                        See Notes to Financial Statements

PHOENIX-OAKHURST STRATEGIC ALLOCATION FUND

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2002

ASSETS
Investment securities at value,
   (Identified cost $195,375,696)                             $197,625,470
Cash                                                                 3,372
Receivables
   Interest and dividends                                        1,016,377
   Investment securities sold                                       43,175
   Fund shares sold                                                 11,347
   Receivable from adviser                                              15
Prepaid expenses                                                     3,044
                                                              ------------
     Total assets                                              198,702,800
                                                              ------------
LIABILITIES
Payables
   Fund shares repurchased                                         141,399
   Investment advisory fee                                         111,188
   Transfer agent fee                                               70,032
   Distribution fee                                                 47,121
   Financial agent fee                                              17,084
   Trustees' fee                                                     2,666
Accrued expenses                                                    65,116
                                                              ------------
     Total liabilities                                             454,606
                                                              ------------
NET ASSETS                                                    $198,248,194
                                                              ============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest              $207,827,258
Undistributed net investment income                                201,624
Accumulated net realized loss                                  (12,030,462)
Net unrealized appreciation                                      2,249,774
                                                              ------------
NET ASSETS                                                    $198,248,194
                                                              ============

CLASS A
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $191,528,515)            14,829,659
Net asset value per share                                           $12.92
Offering price per share $12.92/(1-5.75%)                           $13.71

CLASS B
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $6,719,679)                 528,257
Net asset value and offering price per share                        $12.72


                             STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2002


INVESTMENT INCOME
Interest                                                          $  5,987,497
Dividends                                                            1,638,848
Security lending                                                         1,677
Foreign taxes withheld                                                  (2,036)
                                                                  ------------
     Total investment income                                         7,625,986
                                                                  ------------
EXPENSES
Investment advisory fee                                              1,440,601
Distribution fee, Class A                                              533,934
Distribution fee, Class B                                               80,573
Financial agent fee                                                    216,126
Transfer agent                                                         362,057
Custodian                                                               39,925
Professional                                                            32,194
Printing                                                                28,824
Trustees                                                                26,180
Registration                                                            22,795
Miscellaneous                                                           29,696
                                                                  ------------
     Total expenses                                                  2,812,905
     Custodian fees paid indirectly                                       (714)
                                                                  ------------
     Net expenses                                                    2,812,191
                                                                  ------------
NET INVESTMENT INCOME                                                4,813,795
                                                                  ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on securities                                     (7,554,835)
Net realized gain on foreign currency                                   23,820
Net change in unrealized appreciation (depreciation) on
   investments                                                     (26,007,357)
                                                                  ------------
NET LOSS ON INVESTMENTS                                            (33,538,372)
                                                                  ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS              $(28,724,577)
                                                                  ============

                        See Notes to Financial Statements

PHOENIX-OAKHURST STRATEGIC ALLOCATION FUND

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                   Year Ended          Year Ended
                                                                                    12/31/02            12/31/01
                                                                                  ------------        ------------
FROM OPERATIONS
   Net investment income (loss)                                                   $  4,813,795        $  5,465,828
   Net realized gain (loss)                                                         (7,531,015)         (1,512,878)
   Net change in unrealized appreciation (depreciation)                            (26,007,357)           (246,426)
                                                                                  ------------        ------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                 (28,724,577)          3,706,524
                                                                                  ------------        ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income, Class A                                                   (5,005,395)         (5,709,411)
   Net investment income, Class B                                                     (126,246)           (150,312)
                                                                                  ------------        ------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                        (5,131,641)         (5,859,723)
                                                                                  ------------        ------------
FROM SHARE TRANSACTIONS
CLASS A
   Proceeds from sales of shares (328,144 and 334,719 shares, respectively)          4,552,779           4,992,856
   Net asset value of shares issued from reinvestment of distributions
     (312,817 and 317,576 shares, respectively)                                      4,192,129           4,792,661
   Cost of shares repurchased (1,979,487 and 1,928,607 shares, respectively)       (26,977,195)        (28,857,503)
                                                                                  ------------        ------------
Total                                                                              (18,232,287)        (19,071,986)
                                                                                  ------------        ------------
CLASS B
   Proceeds from sales of shares (80,456 and 100,066 shares, respectively)           1,102,606           1,472,551
   Net asset value of shares issued from reinvestment of distributions
     (8,933 and 9,042 shares, respectively)                                            118,080             134,499
   Cost of shares repurchased (183,577 and 151,481 shares, respectively)            (2,442,815)         (2,225,921)
                                                                                  ------------        ------------
Total                                                                               (1,222,129)           (618,871)
                                                                                  ------------        ------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                       (19,454,416)        (19,690,857)
                                                                                  ------------        ------------
   NET INCREASE (DECREASE) IN NET ASSETS                                           (53,310,634)        (21,844,056)

NET ASSETS
   Beginning of period                                                             251,558,828         273,402,884
                                                                                  ------------        ------------
   END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME
     OF $201,624 AND $431,512, RESPECTIVELY]                                      $198,248,194        $251,558,828
                                                                                  ============        ============

                        See Notes to Financial Statements

PHOENIX-OAKHURST STRATEGIC ALLOCATION FUND

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                             CLASS A
                                                                  --------------------------------------------------------
                                                                                     YEAR ENDED DECEMBER 31
                                                                  --------------------------------------------------------
                                                                   2002        2001(5)      2000         1999        1998
Net asset value, beginning of period                              $14.99       $15.11      $17.56       $17.03      $15.43
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                                     0.30(4)      0.32(4)     0.40         0.32        0.25
   Net realized and unrealized gain (loss)                         (2.04)       (0.09)      (0.52)        1.51        2.80
                                                                  ------       ------      ------       ------      ------
     TOTAL FROM INVESTMENT OPERATIONS                              (1.74)        0.23       (0.12)        1.83        3.05
                                                                  ------       ------      ------       ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income                            (0.33)       (0.35)      (0.35)       (0.35)      (0.24)
   Distributions from net realized gains                              --           --       (1.98)       (0.95)      (1.21)
                                                                  ------       ------      ------       ------      ------
     TOTAL DISTRIBUTIONS                                           (0.33)       (0.35)      (2.33)       (1.30)      (1.45)
                                                                  ------       ------      ------       ------      ------
Change in net asset value                                          (2.07)       (0.12)      (2.45)        0.53        1.60
                                                                  ------       ------      ------       ------      ------
NET ASSET VALUE, END OF PERIOD                                    $12.92       $14.99      $15.11       $17.56      $17.03
                                                                  ======       ======      ======       ======      ======
Total return (1)                                                  (11.67)%       1.52%      (0.41)%      10.97%      20.38%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                           $191,529     $242,370    $263,509     $307,130    $318,847

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                               1.24 %(2)    1.27%(2)    1.22 %(2)    1.20%(3)    1.17%(2)
   Net investment income                                            2.20 %       2.14%       2.22 %       1.75%       1.51%
Portfolio turnover                                                    80 %         44%         61 %         69%        144%

                                                                                            CLASS B
                                                                  --------------------------------------------------------
                                                                                    YEAR ENDED DECEMBER 31
                                                                  --------------------------------------------------------
                                                                   2002        2001(5)      2000         1999        1998
Net asset value, beginning of period                              $14.76       $14.88      $17.36       $16.87      $15.30
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                                     0.20(4)      0.20(4)     0.26         0.18        0.12
   Net realized and unrealized gain (loss)                         (2.02)       (0.08)      (0.51)        1.50        2.78
                                                                  ------       ------      ------       ------      ------
     TOTAL FROM INVESTMENT OPERATIONS                              (1.82)        0.12       (0.25)        1.68        2.90
                                                                  ------       ------      ------       ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income                            (0.22)       (0.24)      (0.25)       (0.24)      (0.12)
   Distributions from net realized gains                              --           --       (1.98)       (0.95)      (1.21)
                                                                  ------       ------      ------       ------      ------
     TOTAL DISTRIBUTIONS                                           (0.22)       (0.24)      (2.23)       (1.19)      (1.33)
                                                                  ------       ------      ------       ------      ------
Change in net asset value                                          (2.04)       (0.12)      (2.48)        0.49        1.57
                                                                  ------       ------      ------       ------      ------
NET ASSET VALUE, END OF PERIOD                                    $12.72       $14.76      $14.88       $17.36      $16.87
                                                                  ======       ======      ======       ======      ======
Total return (1)                                                  (12.36)%       0.78%      (1.21)%      10.14%      19.53%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                             $6,720       $9,188      $9,894      $12,114     $11,673

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                               1.99 %(2)    2.02%(2)    1.97 %(2)    1.95%(3)    1.92%(2)
   Net investment income                                            1.45 %       1.39%       1.48 %       1.01%       1.75%
Portfolio turnover                                                    80 %         44%         61 %         69%        144%

(1) Maximum sales charges are not reflected in the total return calculation.
(2) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(3) For the year ended December 31, 1999, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratios would be 1.19% and 1.94% for Class A and Class B, respectively.
(4) Computed using average shares outstanding.
(5) As required, effective January 1, 2001, the Fund has adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and including paydown gains and losses in interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.01 for class B, increase net realized and unrealized gains and losses per share by $0.01 for class B, and decrease the ratio of net investment income to average net assets from 2.16% to 2.14% and from 1.41% to 1.39% for class A and class B, respectively. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.

                        See Notes to Financial Statements

PHOENIX-OAKHURST STRATEGIC ALLOCATION FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2002


1. SIGNIFICANT ACCOUNTING POLICIES

   Phoenix-Oakhurst Strategic Allocation Fund (the "Fund") is organized as a Delaware business trust, and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to achieve the highest total return consistent with reasonable risk. The Fund offers both Class A and Class B shares. Class A shares are sold with a front-end sales charge of up to 5.75%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Both classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. Income and expenses of the Fund are borne pro rata by the holders of both classes of shares, except that each class bears distribution expenses unique to that class.

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, disclosure of contingent assets and liabilities, revenues and expenses. Actual results could differ from those estimates.


A. SECURITY VALUATION:

   Equity securities are valued at the last sale price, or if there had been no sale that day, at the last bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at fair value as determined in good faith by or under the direction of the Trustees.


B. SECURITY TRANSACTIONS AND RELATED INCOME:

   Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method. Realized gains or losses are determined on the identified cost basis.


C. INCOME TAXES:

   It is the policy of the Fund to comply with the requirements of the Internal Revenue Code (the Code), applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. In addition, the Fund intends to distribute an amount sufficient to avoid the imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.


D. DISTRIBUTIONS TO SHAREHOLDERS:

   Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of nontaxable dividends, expiring capital loss carryforwards, foreign currency gain/loss, partnerships, and losses deterred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.


E. FOREIGN CURRENCY TRANSLATION:

   Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Fund does not separate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of equity securities. The Fund isolates that portion of realized gains and losses on investments in debt securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of debt securities.


F. OPTIONS:

   The Fund may write covered options or purchase options contracts for the purpose of hedging against changes in the market value of the underlying securities or foreign currencies.

   The Fund will realize a gain or loss upon the expiration or closing of the option transaction. Gains and losses on written options are reported separately in the Statement of Operations. When a written option is exercised, the proceeds on sales or amounts paid are adjusted by the amount of premium received. Options written are

PHOENIX-OAKHURST STRATEGIC ALLOCATION FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2002 (CONTINUED)


reported as a liability in the Statement of Assets and Liabilities and subsequently marked-to-market to reflect the current value of the option. The risk associated with written options is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, or if a liquid secondary market does not exist for the contracts.

   The Fund may purchase options which are included in the Fund's Schedule of Investments and subsequently marked-to-market to reflect the current value of the option. When a purchased option is exercised, the cost of the security is adjusted by the amount of premium paid. The risk associated with purchased options is limited to the premium paid. At December 31, 2002, the Fund had no options.


G. LOAN AGREEMENTS:

   The Fund may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. The Fund's investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the lender) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling to pay the principal and interest when due. At December 31, 2002, the Fund had no loan agreements.


H. SECURITY LENDING:

   The Fund loans securities to qualified brokers through an agreement with State Street Bank and Trust Company (State Street). Under the terms of the agreement, the Fund receives collateral with a market value not less than 100% of the market value of loaned securities. Collateral consists of cash, securities issued or guaranteed by the U.S. Government or its agencies and the sovereign debt of foreign countries. Interest earned on the collateral and premiums paid by the borrower are recorded as income by the Fund net of fees charged by State Street for its services in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the foreclosure on collateral.


I. WHEN-ISSUED AND DELAYED-DELIVERY TRANSACTIONS:

   The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains collateral for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis begin earning interest on the settlement date.


J. TARGETED RETURN INDEX SECURITIES:

   The Fund invests in securities that represent an interest in a diversified portfolio (the "basket") of debt instruments the "underlying securities"). Under the term of the baskets, the Fund has direct ownership in each underlying security equal to its pro rata interest in the basket. In the event of default of any underlying security, the notional amount on which interest is earned is reduced by the par amount of the defaulted security, and the pro rata interest of such security is distributed to the Fund.

   Targeted return index securities are trusts in which each certificate holder owns a pro rata share of the corporate bonds that comprise the Lehman Brothers U.S. Credit Index which is a component of the Lehman Brothers U.S. Aggregate Index.


2. INVESTMENT ADVISORY FEE AND RELATED PARTY TRANSACTIONS

   As compensation for its services to the Fund, the Investment Adviser, Phoenix Investment Counsel, Inc., an indirect wholly-owned subsidiary of The Phoenix Companies, Inc. ("PNX"), is entitled to a fee at an annual rate of 0.65% of the average daily net assets of the Fund for the first $1 billion; 0.60% of such value between $1 billion and $2 billion; and 0.55% of such value in excess of $2 billion.

   As Distributor of the Fund's shares, Phoenix Equity Planning Corporation ("PEPCO"), an indirect wholly-owned subsidiary of PNX, has advised the Fund that it retained net selling commissions of $22,951 for Class A shares and deferred sales charges of $7,635 for Class B shares for the year ended December 31, 2002. In addition, the Fund pays PEPCO a distribution fee at an annual rate of 0.25% for Class A shares and 1.00% for Class B shares of the average daily net assets of the Fund. The Distributor has advised the Fund that of the total amount expensed for the year ended December 31, 2002, $142,204 was retained by the Distributor, $444,070 was paid to unaffiliated participants and $28,233 was paid to W.S. Griffith Securities, Inc., an indirect subsidiary of PNX.

   As Financial Agent of the Fund, PEPCO receives a financial agent fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC, Inc. (subagent to PEPCO), plus (2) the documented cost to PEPCO to provide financial reporting, tax services and oversight of subagent's performance. For the year ended December 31, 2002, financial agent fees were $216,126, of which PEPCO received $39,939. The current fee schedule of PFPC, Inc. ranges from 0.085% to 0.0125% of the average daily net asset values of the Fund. Certain minimums and waivers may apply.

PHOENIX-OAKHURST STRATEGIC ALLOCATION FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2002 (CONTINUED)

   PEPCO serves as the Fund's Transfer Agent with State Street Bank and Trust Company as sub-transfer agent. For the year ended December 31, 2002 transfer agent fees were $362,057 of which PEPCO retained $153,164.

   For the year ended December 31, 2002, the Fund paid PXP Securities Corp., a wholly-owned subsidiary of PNX, brokerage commissions of $27,226 in connection with portfolio transactions effected by it.

   At December 31, 2002, Phoenix Life Insurance Company and its affiliates held 10,688 Class A shares and 3,052 Class B shares of the Fund with a combined value of $176,910.


3. PURCHASE AND SALE OF SECURITIES

   During the year ended December 31, 2002, purchases and sales of investments, excluding short-term securities and U.S. Government and agency securities, amounted to $143,968,738 and $151,829,542, respectively. Purchases and sales of long-term U.S. Government and agency securities amounted to $21,801,605 and $38,059,321, respectively.


4. CREDIT RISK AND ASSET CONCENTRATIONS

   In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a fund's ability to repatriate such amounts.

   High yield-high risk securities typically entail greater price volatility and principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high yield securities may be complex, and as a result, it may be more difficult for the subadviser to accurately predict risk.

   The Fund may invest a high percentage of its assets in specific sectors of the market in its pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact to the Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.


5. FEDERAL INCOME TAX INFORMATION

   The Fund has capital loss carryovers of $4,102,133 expiring in 2009 and $4,908,077 expiring in 2010 which may be used to offset future capital gains.


   Under current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following tax year. For the year ended December 31, 2002, the Fund deferred post-October in the amount of $2,524,204.

   As of December 31, 2002, the components of distributable earnings on a tax basis (excluding unrealized appreciation/(depreciation) which is disclosed in the schedule of investments) consist of undistributed ordinary income of $201,624 and undistributed long-term capital gains of $0.

   The differences between the book basis and tax basis components of distributable earnings related principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gain distributions reported in the Statement of Changes in Net Assets are reported as ordinary income for federal tax purposes.


6. RECLASSIFICATION OF CAPITAL ACCOUNTS

   For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. The Fund recorded permanent reclassifications which arose primarily from premium amortization and differing treatment of certain income and gain transactions. The reclassifications have no impact on the net assets or net asset value of the Fund. As of December 31, 2002, the Fund increased undistributed net investment income by $87,958, decreased accumulated net realized loss by $102,027 and increased paid in capital by $14,069.

--------------------------------------------------------------------------------

                       TAX INFORMATION NOTICE (UNAUDITED)


   For the fiscal year ended December 31, 2002, for federal income tax purposes, 32.7% of the ordinary income dividends paid by the Fund qualify for the dividends received deduction for corporate shareholders.

--------------------------------------------------------------------------------

This report is not authorized for distribution to prospective investors in the Phoenix-Oakhurst Strategic Allocation Fund, unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, the Fund's record and other pertinent information.

                        REPORT OF INDEPENDENT ACCOUNTANTS

(LOGO)
PRICEWATERHOUSECOOPERS  [PwC]
[GRAPHIC OMITTED]


To the Board of Trustees and Shareholders of Phoenix-Oakhurst Strategic Allocation Fund


      In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Phoenix-Oakhurst Strategic Allocation Fund (hereafter referred to as the "Fund") at December 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


/s/  PRICEWATERHOUSECOOPERS LLP

Boston, Massachusetts
February 14, 2003

FUND MANAGEMENT

      Information pertaining to the Trustees and officers of the Trust is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 243-4361.

      The address of each individual, unless otherwise noted, is 56 Prospect Street, Hartford, CT 06115-0480. There is no stated term of office for Trustees of the Trust.

                             INDEPENDENT TRUSTEES

                                               NUMBER OF
                                             PORTFOLIOS IN
                                             FUND COMPLEX                         PRINCIPAL OCCUPATION(S)
     NAME, (AGE) AND             LENGTH OF    OVERSEEN BY                         DURING PAST 5 YEARS AND
         ADDRESS                TIME SERVED     TRUSTEE                    OTHER DIRECTORSHIPS HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
  Robert Chesek (68)            Served since       28            Currently retired.
                                1981.
------------------------------------------------------------------------------------------------------------------------------------
  E. Virgil Conway (73)         Served since       38            Chairman, Rittenhouse Advisors, LLC (consulting firm) since 2001.
  Rittenhouse Advisors, LLC     1993.                            Trustee/Director, Realty Foundation of New York (1972-present),
  101 Park Avenue                                                Pace University (1978-present), New York Housing Partnership
  New York, NY 10178                                             Development Corp. (Chairman) (1981-present), Greater New York
                                                                 Councils, Boy Scouts of America (1985-present), Academy of
                                                                 Political Science (Vice Chairman) (1985-present), Urstadt Biddle
                                                                 Property Corp. (1989-present), The Harlem Youth Development
                                                                 Foundation (1998-present). Chairman, Metropolitan Transportation
                                                                 Authority (1992-2001). Director, Trism, Inc. (1994-2001),
                                                                 Consolidated Edison Company of New York, Inc. (1970-2002),
                                                                 Atlantic Mutual Insurance Company (1974-2002), Centennial
                                                                 Insurance Company (1974-2002), Josiah Macy, Jr., Foundation
                                                                 (1975-2002), Union Pacific Corp. (1978-2002), BlackRock Freddie
                                                                 Mac Mortgage Securities Fund (Advisory Director) (1990-2002),
                                                                 Accuhealth (1994-2002).
------------------------------------------------------------------------------------------------------------------------------------
  Harry Dalzell-Payne (73)      Served since       38            Currently retired.
  The Flat, Elmore Court        1993.
  Elmore, GL05, GL2 3NT
  U.K.
------------------------------------------------------------------------------------------------------------------------------------
  Francis E. Jeffries (72)      Served since       31            Director, The Empire District Electric Company (1984-present).
  8477 Bay Colony Dr. #902      1995.                            Director (1989-1997), Chairman of the Board (1993-1997), Phoenix
  Naples, FL 34108                                               Investment Partners, Ltd.
------------------------------------------------------------------------------------------------------------------------------------
  Leroy Keith, Jr. (63)         Served since       28            Partner, Stonington Partners, Inc. (private equity fund) since
  Stonington Partners, Inc.     1986.                            2001. Chairman (1995 to 2000) and Chief Executive Officer
  736 Market Street, Ste. 1430                                   (1995-1998), Carson Products Company (cosmetics).
  Chattanooga, TN 37402                                          Director/Trustee, Evergreen Funds (6 portfolios).
------------------------------------------------------------------------------------------------------------------------------------
  Geraldine M. McNamara (51)    Served since       36            Managing Director, U.S. Trust Company of New York (private bank)
  United States Trust Company   2001.                            (1982-present).
  of NY
  114 West 47th Street
  New York, NY 10036
------------------------------------------------------------------------------------------------------------------------------------
  Everett L. Morris (74)        Served since       38            Vice President, W.H. Reaves and Company (investment management)
  W.H. Reaves and Company       1995.                            (1993-present).
  10 Exchange Place
  Jersey City, NJ 07302
------------------------------------------------------------------------------------------------------------------------------------

                                               NUMBER OF
                                             PORTFOLIOS IN
                                             FUND COMPLEX                         PRINCIPAL OCCUPATION(S)
     NAME, (AGE) AND             LENGTH OF    OVERSEEN BY                         DURING PAST 5 YEARS AND
         ADDRESS                TIME SERVED     TRUSTEE                    OTHER DIRECTORSHIPS HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
  Richard E. Segerson (56)      Served since       28            Managing Director, Northway Management Company (1998-present).
  Northway Management Company   1993.                            Managing Director, Mullin Associates (1993-1998).
  164 Mason Street
  Greenwich, CT 06830
------------------------------------------------------------------------------------------------------------------------------------
  Lowell P. Weicker, Jr. (71)   Served since       28            Director, UST Inc. (1995-present), HPSC Inc. (1995-present),
  200 Duke Street               1995.                            Compuware (1996-present) and WWF, Inc. (2000-present). President,
  Alexandria, VA 22314                                           The Trust for America's Health (non-profit) (2001-present).
------------------------------------------------------------------------------------------------------------------------------------

                               INTERESTED TRUSTEES

      Each of the individuals listed below is an "interested person" of the Trust, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.


                                                NUMBER OF
                                              PORTFOLIOS IN
       NAME, (AGE) ADDRESS                     FUND COMPLEX                         PRINCIPAL OCCUPATION(S)
      AND POSITION(S) WITH       LENGTH OF     OVERSEEN BY                          DURING PAST 5 YEARS AND
             TRUST              TIME SERVED      TRUSTEE                    OTHER DIRECTORSHIPS HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
  *Marilyn E. LaMarche (68)     Served since       28            Limited Managing Director, Lazard Freres & Co. LLC
  Lazard Freres & Co. LLC       2002.                            (1983-present). Director, The Phoenix Companies, Inc.
  30 Rockefeller Plaza,                                          (2001-present) and Phoenix Life Insurance Company (1989-present).
  59th Floor
  New York, NY 10020
------------------------------------------------------------------------------------------------------------------------------------
  **Philip R. McLoughlin (56)   Served since       49            Director, PXRE Corporation (Delaware) (1985-present), World Trust
                                1989.                            Fund (1991-present). Chairman (1997-2002), Director (1995-2002),
  Chairman and President                                         Vice Chairman (1995-1997) and Chief Executive Officer
                                                                 (1995-2002), Phoenix Investment Partners, Ltd. Director,
                                                                 Executive Vice President and Chief Investment Officer, The
                                                                 Phoenix Companies, Inc. (2001-2002). Director (1994-2002) and
                                                                 Executive Vice President, Investments (1988-2002), Phoenix Life
                                                                 Insurance Company. Director (1983-2002) and Chairman (1995-2002),
                                                                 Phoenix Investment Counsel, Inc. Director (1984-2002) and
                                                                 President (1990-2000), Phoenix Equity Planning Corporation.
                                                                 Chairman and Chief Executive Officer, Phoenix/Zweig Advisers LLC
                                                                 (1999-2002). Director and President, Phoenix Investment
                                                                 Management Company (2001-2002). Director and Executive Vice
                                                                 President, Phoenix Life and Annuity Company (1996-2002). Director
                                                                 and Executive Vice President, PHL Variable Insurance Company
                                                                 (1995-2002). Director, Phoenix National Trust Company
                                                                 (1996-2002). Director and Vice President, PM Holdings, Inc.
                                                                 (1985-2002). Director, PHL Associates, Inc. (1995-2002). Director
                                                                 (1992-2002) and President (1992-1994), WS Griffith Securities,
                                                                 Inc.
------------------------------------------------------------------------------------------------------------------------------------

* Ms. LaMarche is an "interested person," as defined in the Investment Company Act of 1940, by reason of her position as Director of The Phoenix Companies, Inc. and Phoenix Life Insurance Company.
** Mr. McLoughlin is an "interested person," as defined in the Investment
   Company Act of 1940, by reason of his position with Phoenix Investment Partners, Ltd., and its affiliates.

                                                NUMBER OF
                                              PORTFOLIOS IN
       NAME, (AGE) ADDRESS                     FUND COMPLEX                         PRINCIPAL OCCUPATION(S)
      AND POSITION(S) WITH       LENGTH OF     OVERSEEN BY                          DURING PAST 5 YEARS AND
             TRUST              TIME SERVED      TRUSTEE                    OTHER DIRECTORSHIPS HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
  ***James M. Oates (56)        Served since       28            Chairman, Hudson Castle Group Inc. (formerly IBEX Capital Markets
  Hudson Castle Group Inc.      1987.                            Inc.) (financial services) (1997-present). Managing Director,
  c/o Northeast Investment                                       Wydown Group (consulting firm) (1994-present). Director,
  Management, Inc.                                               Investors Financial Service Corporation (1995-present), Investors
  50 Congress Street, Ste. 1000                                  Bank & Trust Corporation (1995-present), Plymouth Rubber Co.
  Boston, MA 02109                                               (1995-present), Stifel Financial (1996-present), Connecticut
                                                                 River Bancorp (1998-present), Connecticut River Bank
                                                                 (1998-present) and Trust Company of New Hampshire (2002-present).
                                                                 Director and Treasurer, Endowment for Health, Inc.
                                                                 (2000-present). Chairman, Emerson Investment Management, Inc.
                                                                 (2000-present). Investment Committee, New Hampshire Charitable
                                                                 Foundation (2001-present). Vice Chairman, Massachusetts Housing
                                                                 Partnership (1998-1999). Director, Blue Cross and Blue Shield of
                                                                 New Hampshire (1994-1999), AIB Govett Funds (1991-2000), Command
                                                                 Systems, Inc. (1998-2000), Phoenix Investment Partners, Ltd.
                                                                 (1995-2001) and 1Mind, Inc. (1999-2001).
------------------------------------------------------------------------------------------------------------------------------------

*** Mr. Oates is being treated as an Interested Trustee due to certain relationships existing among Mr. Oates, Hudson Castle Group Inc. and Phoenix and certain of its affiliates.

                   OFFICERS OF THE TRUST WHO ARE NOT TRUSTEES

                                POSITION(S) HELD WITH
     NAME, (AGE) AND                  TRUST AND                                        PRINCIPAL OCCUPATION(S)
         ADDRESS                LENGTH OF TIME SERVED                                   DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
  William R. Moyer (58)         Executive Vice                   Executive Vice President and Chief Financial Officer
                                President since 1991.            (1999-present), Senior Vice President and Chief Financial Officer
                                                                 (1995-1999), Phoenix Investment Partners, Ltd. Director
                                                                 (1998-present), Senior Vice President, Finance (1990-present),
                                                                 Chief Financial Officer (1996-present), and Treasurer
                                                                 (1998-present), Phoenix Equity Planning Corporation. Director
                                                                 (1998-present), Senior Vice President (1990-present), Chief
                                                                 Financial Officer (1996-present) and Treasurer (1994-present),
                                                                 Phoenix Investment Counsel, Inc. Senior Vice President and Chief
                                                                 Financial Officer, Duff & Phelps Investment Management Co.
                                                                 (1996-present). Vice President, Phoenix Fund Complex
                                                                 (1990-present).
------------------------------------------------------------------------------------------------------------------------------------
  John F. Sharry (50)           Executive Vice                   President, Private Client Group (1999-present), Executive Vice
                                President since 1998.            President, Retail Division (1997-1999), Phoenix Investment
                                                                 Partners, Ltd. President, Private Client Group, Phoenix Equity
                                                                 Planning Corporation (2000-present). Executive Vice President,
                                                                 Phoenix Fund Complex (1998-present).
------------------------------------------------------------------------------------------------------------------------------------
  Robert S. Driessen (55)       Vice President since             Vice President and Compliance Officer, Phoenix Investment
                                1999.                            Partners, Ltd. (1999-present) and Phoenix Investment Counsel,
                                                                 Inc. (1999-present). Vice President, Phoenix Fund Complex
                                                                 (1999-present). Compliance Officer (2000-present) and Associate
                                                                 Compliance Officer (1999), PXP Securities Corp. Vice President,
                                                                 Risk Management Liaison, Bank of America (1996-1999). Vice
                                                                 President, Securities Compliance, The Prudential Insurance
                                                                 Company of America (1993-1996). Branch Chief/Financial Analyst,
                                                                 Securities and Exchange Commission, Division of Investment
                                                                 Management (1972-1993).
------------------------------------------------------------------------------------------------------------------------------------
  Nancy G. Curtiss (50)         Treasurer since 1994.            Vice President, Fund Accounting (1994-present) and Treasurer
                                                                 (1996-present), Phoenix Equity Planning Corporation. Treasurer,
                                                                 Phoenix Fund Complex (1994- present).
------------------------------------------------------------------------------------------------------------------------------------
  Richard J. Wirth (44)         Secretary since 2002.            Vice President and Insurance and Investment Products Counsel
  One American Row                                               (2002-present), Counsel (1993-2002), Phoenix Life Insurance
  Hartford, CT 06102                                             Company.
------------------------------------------------------------------------------------------------------------------------------------

PHOENIX-OAKHURST STRATEGIC ALLOCATION FUND

101 Munson Street
Greenfield, Massachusetts 01301


TRUSTEES
Robert Chesek
E. Virgil Conway
Harry Dalzell-Payne
Francis E. Jeffries
Leroy Keith, Jr.
Marilyn E. LaMarche
Philip R. McLoughlin
Geraldine M. McNamara
Everett L. Morris
James M. Oates
Richard E. Segerson
Lowell P. Weicker, Jr.

OFFICERS
Philip R. McLoughlin, President
William R. Moyer, Executive Vice President
John F. Sharry, Executive Vice President
Robert S. Driessen, Vice President
Nancy G. Curtiss, Treasurer
Richard J. Wirth, Secretary

--------------------------------------------------------------------------------

IMPORTANT NOTICE TO SHAREHOLDERS
The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-800-243-1574.

--------------------------------------------------------------------------------


INVESTMENT ADVISER
Phoenix Investment Counsel, Inc.
56 Prospect Street
Hartford, Connecticut 06115-0480

PRINCIPAL UNDERWRITER
Phoenix Equity Planning Corporation
56 Prospect Street
Hartford, Connecticut 06115-0480

TRANSFER AGENT
Phoenix Equity Planning Corporation
56 Prospect Street
Hartford, Connecticut 06115-0480

CUSTODIAN
State Street Bank and Trust Company
P.O. Box 351
Boston, Massachusetts 02101

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
160 Federal Street
Boston, Massachusetts 02110

HOW TO CONTACT US
Mutual Fund Services                         1-800-243-1574
Advisor Consulting Group                     1-800-243-4361
Text Telephone                               1-800-243-1926
Web site                             PHOENIXINVESTMENTS.COM

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

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


                                                     ------------------
                                                         PRESORTED
                                                          STANDARD
                                                        U.S. POSTAGE
                                                            PAID
                                                       Louisville, KY
                                                       Permit No. 1051
                                                     ------------------

PHOENIX EQUITY PLANNING CORPORATION
P.O. Box 150480
Hartford, CT 06115-0480

(LOGO)
PHOENIX
INVESTMENT PARTNERS,LTD.
[GRAPHIC OMITTED]

For more information about Phoenix mutual funds, please call your financial representative or contact us at 1-800-243-4361 or PHOENIXINVESTMENTS.COM.

E-DELIVERY
OF YOUR FUND
COMMUNICATIONS
NOW AVAILABLE!

TO SIGN UP, GO TO
THE INDIVIDUAL
INVESTORS AREA AT
PHOENIXINVESTMENTS.COM
AND LOG IN. SELECT AN
ACCOUNT, THEN CLICK THE
"E-DELIVERY" BUTTON.


PXP 454 (2/03)